Exhibit 99.1

Pure Storage Announces Record Fourth Quarter and Full Year Fiscal 2018 Financial Results

MOUNTAIN VIEW, Calif., March 1, 2018 -- Pure Storage (NYSE: PSTG) today announced financial results for its fourth quarter and full year ended January 31, 2018.

Key quarterly financial highlights include:

•	Record revenue: $338.3 million, up 48% Y/Y, 2% ahead of the midpoint of guidance; Record full year revenue: $1.023 billion, up 41% Y/Y.

•	Record operating margin: -4.7% GAAP; 8.3% non-GAAP, up 13.9 ppts and 10.2 ppts Y/Y, respectively, marking Pure’s first profitable quarter on a non-GAAP basis.

•	Record operating cash flow of $59.0 million and free cash flow of $38.3 million, and record full-year operating cash flow of $72.8 million and free cash flow of $7.7 million.

"This quarter marks an important milestone for Pure surpassing $1 billion in annual sales and achieving non-GAAP profitability," said Charles Giancarlo, CEO of Pure Storage. "Momentum in the business is strong as we continue our drive to help customers turn data into intelligence and advantage."

Approximately 500 customers joined Pure Storage in the quarter, increasing the total to more than 4,500 organizations. A few new customer wins in the quarter include: Advance Financial Corporation, Jenny Craig, Mid America Pet Food, Portland Trail Blazers, Suzuki Motor of America and the Texas Rangers.

“Pure Storage delivered another outstanding quarter to finish the year, growing nearly 50% over the year-ago quarter” said Tim Riitters, CFO of Pure Storage. “As we look ahead to next year, we remain focused on driving both growth and leverage in our business, including achieving our first full-year of non-GAAP profitability.”

Fourth Quarter Fiscal 2018 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended January 31, 2018 and 2017 (in millions except percentages and per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended January 31, 2018	Three Months Ended January 31, 2017	Y/Y Change
Revenue	$338.3	$227.9	48%
Gross Margin	65.1%	65.3%	-0.2 ppts
Product Gross Margin	65.4%	66.5%	-1.1 ppts
Support Gross Margin	63.9%	59.6%	4.3 ppts
Operating Loss	-$15.8	-$42.5	$26.7
Operating Margin	-4.7%	-18.6%	13.9 ppts
Net Loss	-$11.9	-$42.9	$31.0
Net Loss per Share (Basic and Diluted)	-$0.05	-$0.21	$0.16
Weighted-Average Shares (Basic and Diluted)	218.0	201.0	N/A
Headcount	> 2,100	> 1,700	~400

Non-GAAP Quarterly Financial Information
	Three Months Ended January 31, 2018	Three Months Ended January 31, 2017	Y/Y Change
Gross Margin	66.2%	66.1%	0.1 ppts
Product Gross Margin	65.7%	66.6%	-0.9 ppts
Support Gross Margin	68.3%	63.6%	4.7 ppts
Operating Income (Loss)	$27.9	-$4.4	$32.3
Operating Margin	8.3%	-1.9%	10.2 ppts
Net Income (Loss)	$31.8	-$4.8	$36.6
Net Income (Loss) per Share (Diluted)	$0.13	-$0.02	$0.15
Weighted-Average Shares (Diluted)	250.8	201.0	N/A

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Our first quarter and full year fiscal 2019 guidance numbers are based on the new revenue standard (ASC 606) that is effective beginning February 1, 2018. Please refer to our earnings presentation on investor.purestorage.com for further information on the adoption impact of ASC 606 on our results of operations.

Pure Storage’s first quarter fiscal 2019 guidance is as follows:

•	Revenue in the range of $246 million to $254 million

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of -13.0% to -9.0%

Pure Storage’s full year fiscal 2019 guidance is as follows:

•	Revenue in the range of $1.310 billion to $1.360 billion

•	Non-GAAP gross margin in the range of 63.5% to 66.5%

•	Non-GAAP operating margin in the range of 0% to 4%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the fourth quarter and fiscal year 2018 results at 2:00 p.m. (PT) on March 1, 2018. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call.

Teleconference details are as follows:

•	To Listen via Telephone: (833) 245-9656 or (647) 689-4543 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•	Replay: A telephone playback of this conference call is scheduled to be available two hours after the call ends on Thursday, March 1, 2018, through March 15, 2018. The replay will be accessible by calling (800) 585-8367 or (416) 621-4642 (for international callers), with conference ID 8485299. The call runs 24 hours per day, including weekends.

Upcoming Investor Event

Pure Storage will be participating in an upcoming investor discussion on March 6, 2018 at 7:30am ET in Orlando, FL. Pure Storage will post a link to the live webcast on the investor relations website at investor.purestorage.com for both live and archived events.

About Pure Storage

Pure Storage (NYSE:PSTG) helps customers build a better world with data. The Pure Storage Data Platform, powered by all-flash storage, offers a simpler, more effective, and more flexible solution for cloud infrastructure and data-rich applications like artificial intelligence, machine learning and big data analytics. With Satmetrix-certified NPS performance in the top 1% of B2B companies, Pure has an ever-expanding range of customers who are some of the happiest in the world.

Connect with Pure Storage:
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Analyst Recognition:
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IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade, FlashStack and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements
This press release contains forward-looking statements regarding our products, business and operations, including our growth prospects and expectations regarding technology differentiation, and our outlook for the first quarter and full year fiscal 2019, including our first full-year of non-GAAP profitability, and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, which are available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Annual Report on Form 10-K for the year ended January 31, 2018. All information provided in this release and in the attachments is as of March 1, 2018, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense and payroll tax expense related to stock-based activities. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Matthew Danziger - Investor Relations, Pure Storage
Tel: (650) 429-0456
ir@purestorage.com

Rena Fallstrom - Media Contact, Pure Storage
Tel: (408) 203-3945
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	January 31, 2018	January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$244,057	$183,675
Marketable securities	353,289	362,986
Accounts receivable, net of allowance of $1,062 and $2,000 as of January 31, 2018 and 2017	243,001	168,978
Inventory	34,497	23,498
Deferred commissions, current	22,437	15,787
Prepaid expenses and other current assets	47,552	25,157
Total current assets	944,833	780,081
Property and equipment, net	89,142	81,695
Intangible assets, net	5,057	6,560
Deferred income taxes, non-current	1,060	844
Other assets, non-current	39,315	30,565
Total assets	$1,079,407	$899,745

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$84,420	$52,719
Accrued compensation and benefits	59,898	39,252
Accrued expenses and other liabilities	26,829	21,697
Deferred revenue, current	209,377	158,095
Liability related to early exercised stock options	320	1,362
Total current liabilities	380,844	273,125
Deferred revenue, non-current	196,632	145,031
Other liabilities, non-current	4,025	3,159
Total liabilities	581,501	421,315

Stockholders’ equity:
Common stock and additional paid-in capital	1,479,905	1,281,472
Accumulated other comprehensive loss	(1,917)	(562)
Accumulated deficit	(980,082)	(802,480)
Total stockholders' equity	497,906	478,430
Total liabilities and stockholders' equity	$1,079,407	$899,745

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2018	2017	2018	2017
	(unaudited)
Revenue:
Product	$277,351	$186,820	$813,985	$590,001
Support	60,902	41,040	209,034	137,976
Total revenue	338,253	227,860	1,023,019	727,977

Cost of revenue:
Product (1)	95,953	62,532	275,242	194,150
Support (1)	21,970	16,598	78,539	58,129
Total cost of revenue	117,923	79,130	353,781	252,279

Gross profit	220,330	148,730	669,238	475,698

Operating expenses:
Research and development (1)	75,480	72,632	279,196	245,817
Sales and marketing (1)	133,134	97,962	480,030	360,035
General and administrative (1)	27,506	20,631	95,170	84,652
Legal settlement (2)	—	—	—	30,000
Total operating expenses	236,120	191,225	854,396	720,504

Loss from operations	(15,790)	(42,495)	(185,158)	(244,806)
Other income, net	5,046	500	11,445	1,627
Loss before provision for income taxes	(10,744)	(41,995)	(173,713)	(243,179)
Provision for income taxes	1,134	920	3,889	1,887
Net loss	$(11,878)	$(42,915)	$(177,602)	$(245,066)

Net loss per share attributable to common stockholders, basic and diluted	$(0.05)	$(0.21)	$(0.84)	$(1.26)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	218,009	201,024	211,609	194,714

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$732	$176	$1,630	$601
Cost of revenue -- support	2,609	1,657	9,050	5,639
Research and development	19,597	22,620	71,229	63,495
Sales and marketing	13,518	9,598	47,687	34,317
General and administrative	6,297	3,488	21,077	12,616
Total stock-based compensation expense	$42,753	$37,539	$150,673	$116,668

(2) Represents a one-time charge for our legal settlement with Dell, Inc.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2018	2017	2018	2017
	(unaudited)
Cash flows from operating activities
Net loss	$(11,878)	$(42,915)	$(177,602)	$(245,066)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	16,219	14,225	61,744	50,203
Stock-based compensation expense	42,754	37,539	150,674	116,668
Other	1,175	533	2,054	1,584
Changes in operating assets and liabilities:
Accounts receivable, net	(40,875)	(5,863)	(74,505)	(44,049)
Inventory	1,719	(3,587)	(12,595)	(3,776)
Deferred commissions	(4,368)	(2,584)	(11,997)	(740)
Prepaid expenses and other assets	(23,687)	(6,172)	(23,799)	(6,133)
Accounts payable	17,470	7,005	29,278	10,644
Accrued compensation and other liabilities	11,992	12,595	26,621	19,381
Deferred revenue	48,479	26,742	102,883	86,922
Net cash provided by (used in) operating activities	59,000	37,518	72,756	(14,362)

Cash flows from investing activities
Purchases of property and equipment	(20,709)	(12,171)	(65,060)	(76,773)
Purchases of intangible assets	—	—	—	(1,000)
Purchases of marketable securities	(50,658)	(43,159)	(202,656)	(526,717)
Sales of marketable securities	20,422	34,539	66,489	114,354
Maturities of marketable securities	45,047	10,300	144,068	48,513
Net increase in restricted cash	—	—	(2,029)	(5,600)
Net cash used in investing activities	(5,898)	(10,491)	(59,188)	(447,223)

Cash flows from financing activities
Net proceeds from exercise of stock options	8,916	4,187	24,677	14,912
Proceeds from issuance of common stock under employee stock purchase plan	—	—	22,137	25,606
Net cash provided by financing activities	8,916	4,187	46,814	40,518
Net increase (decrease) in cash and cash equivalents	62,018	31,214	60,382	(421,067)
Cash and cash equivalents, beginning of period	182,039	152,461	183,675	604,742
Cash and cash equivalents, end of period	$244,057	$183,675	$244,057	$183,675

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Three Months Ended January 31, 2018						Three Months Ended January 31, 2017
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$732	(c)					$176	(c)
			8	(d)					1	(d)
Gross profit -- product	$181,398	65.4%	$740		$182,138	65.7%	$124,288	66.5%	$177		$124,465	66.6%

			$2,609	(c)					$1,657	(c)
			82	(d)					22	(d)
Gross profit -- support	$38,932	63.9%	$2,691		$41,623	68.3%	$24,442	59.6%	$1,679		$26,121	63.6%

			$3,341	(c)					$1,833	(c)
			90	(d)					23	(d)
Total gross profit	$220,330	65.1%	$3,431		$223,761	66.2%	$148,730	65.3%	$1,856		$150,586	66.1%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Three Months Ended January 31, 2018						Three Months Ended January 31, 2017
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$42,753	(c)					$37,539	(c)
			973	(d)					601	(d)
Income (loss) from operations	$(15,790)	-4.7%	$43,726		$27,936	8.3%	$(42,495)	-18.6%	$38,140		$(4,355)	-1.9%

			$42,753	(c)					$37,539	(c)
			973	(d)					601	(d)
Net income (loss)	$(11,878)		$43,726		$31,848		$(42,915)		$38,140		$(4,775)
Net income (loss) per share -- diluted	$(0.05)				$0.13		$(0.21)				$(0.02)
Weighted-average shares used in per share calculation -- diluted	218,009		32,752	(e)	250,761		201,024				201,024

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP income (loss) from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To include effect of dilutive securities (employee stock options, restricted stock units, and employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Three Months Ended January 31,
	2018	2017
Net cash provided by operating activities	$59,000	$37,518
Less: purchases of property and equipment	(20,709)	(12,171)
Free cash flow	$38,291	$25,347
Free cash flow as % of revenue	11.3%	11.1%